Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

CONSENT  OF  INDEPENDENT  ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-85292 and 333-90846) of ITS Networks, Inc. of our report dated December 20, 2002, relating to the financial statements and financial statement schedule, which appear in this Form 10-KSB.

January  14,  2003                         Gray  &  Northcutt,  PLLC

                                           By:/s/  Charles  Gray